Exhibit 99.1


CUSTOMER
RUSH
ENTERPRISES
BOSS
POSITIVE ATTITUDE

INVESTOR PRESENTATION

December 2024

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, supply chain issues, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

COMPANY PERFORMANCE

- The largest commercial vehicle dealer group in North America
- Full-service solutions provider to commercial vehicle industry
- 8,000 dedicated employees
- $7.9B in revenue in 2023
- 39,686 trucks sold in 2023
- 2023 Class 8 market share: 6.2% U.S. and 2.0% Canada
- 2023 Class 4-7 market share: 5.1% U.S. and 2.9% Canada


5 YEAR HISTORICAL STOCK PRICE
$60
$50
$40
$30
$20
$10
2020
2021
2022
2023
2024
RUSHA
RUSHB


TTM REVENUE $7.8B
TTM Adj EBITDA $455M
RUSHA $52.83
RUSHB $47.95
@ 9/30/2024
TTM ROIC 22.3%
TTM NET INCOME $307M

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THE PREMIER FULL-SERVICE SOLUTIONS PROVIDER



- Rush Truck Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Bus Centers
- Rush Truck Leasing
- Rush Truck Insurance Services
- The House of Trucks
- Cummins Clean Fuel Technologies
- Custom Vehicle Solutions
- Perfection Truck Parts & Equipment
- Chrome Country
- World Wide Tires

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INDUSTRY OUTLOOK

- Low freight rates and high interest rates negatively impacting over-the-road customers
- Commercial vehicle demand is weak but should improve in second half of 2025 due to emissions
- Vocational segments remain strong
- Used truck demand weak, but depreciation rates have normalized
- Parts and service demand is stable
- Emissions regulations significantly impacting commercial vehicle sales 2024-2027



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $185M in cash as of September 2024
- Continuing to invest in strategic initiatives
- Authorized $150M share repurchase program in December 2024
- Quarterly cash dividend in Q3 2024 – $0.18
- Disciplined expense management approach
- $1.27B in floorplan facilities
- $635M lines of credit available to finance lease and rental fleet
- $154M of borrowing capacity remaining under credit facilities at 9/30/24



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2027


Units (Thousands)
325
300
275
250
225
200
175
150
2017
2018
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E

Class 8	197	256	281	196	227	259	272	248	227	293	185
Class 4-7	242	258	267	232	249	234	253	256	267	284	238

Source: ACT Research

Class 8 Class 4-7

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STRATEGIC GROWTH INITIATIVES

- Financial goals
  - $10B in annual revenue
  - 6% return on sales
- Growth goals and opportunities
  - Grow aftermarket parts and service revenue to $3.5B
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.5%
  - Maintain RTL return on sales > 15%
- Capital deployment
  - Increase quarterly cash dividend 5-10% annually
  - Disciplined investment in strategic growth
  - Opportunistic share repurchase program



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SUSTAINABILITY – ESG

- Oversight by Nominating and Governance Committee of the Board
- Issued second Corporate Responsibility Report – November 2023
- Environmental
  - Supporting transition from fossil fuels (zero emission vehicles)
  - Working with OEMs on alternative fuel technologies
  - Cummins Clean Fuel Technologies joint venture
  - Reducing non-renewable energy consumption, GHG
- Social
  - Promoting diversity in workforce and leadership
  - Ensuring safety of workplace and communities
  - Annual employee engagement surveys
  - Maintaining robust cybersecurity programs


ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE
ESG

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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer network in North America
- 141 locations in 23 states, 13 locations in Canada
- Class 3-8 commercial vehicle sales, full range of aftermarket solutions
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, Blue Arc, growing with Ford
- Broad market segment coverage
- Leasing and rental
- Finance and insurance services
- Over 6.5M square feet of premium facilities


RUSH

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RUSH TRUCK CENTERS NETWORK


PETERBILT DEALERSHIPS
INTERNATIONAL DEALERSHIPS
FORD DEALERSHIPS
INDEPENDENT PARTS AND SERVICE LOCATIONS
PETERBILT AOR
INTERNATIONAL AOR

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - $320 million parts inventory
  - Genuine OEM and all-makes parts, including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,678 service bays
  - 2,426 technicians in the U.S.
  - 167 technicians in Canada
  - 32 collision centers
  - 667 mobile and embedded technicians
  - Alternative power service capabilities



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AN UNRIVALED PORTFOLIO OF AFTERMARKET SOLUTIONS

SINGLE SOURCE SOLUTIONS



ALL-MAKES PARTS AND SERVICE EXPERTISE



MOBILE SERVICE AND ON-SITE TECHNICIANS



SAME-DAY XPRESS SERVICES



COLLISION AND BODY REPAIR SERVICES



VEHICLE MODIFICATION AND UPFITTING

RUSHCARE CUSTOMER EXPERIENCE



DEDICATED SERVICE CONCIERGE TEAM



RAPID PARTS DEDICATED PARTS AGENTS



RUSHCARE COMPLETE ALL-INCLUSIVE SERVICE SUPPORT



MAINTENANCE PLANS FOR ALL MAKES



STATE-OF-THE-ART FACILITIES AND TOOLING

DATA AND TECHNOLOGY



PARTS CONNECT ONLINE PARTS ORDERING



SERVICE CONNECT COMMUNICATION PORTAL



VEHICLE RECALL AND CAMPAIGN MANAGMENT



ADVANCED TELEMATICS CONNECTED FLEET SOLUTIONS



ALTERNATIVE POWER TECHNOLOGIES

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 135% in 2023
- 136.2% in Q3 2024
- Sustained performance highlights effectiveness of strategic initiatives



ABSORPTION RATIO*
145%
130%
115%
100%
118%
116%
112%
121%
122%
120%
119%
130%
137%
135%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2024


REVENUE
Parts and Service 33%
Truck Sales 62%
Lease, Rental/Finance, Insurance/Other 5%


GROSS PROFIT
Truck Sales 30%
Lease, Rental/Finance, Insurance/Other 9%
Parts and Service 61%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



50
40
30
20
10
0
Units (Thousands)
14.6
12.9
2.1
8.0
15.0
14.4
2.2
7.7
10.7
11.3
1.1
7.4
11.1
10.5
1.7
7.5
16.8
11.0
2.0
7.1
17.5
13.3
1.8
7.1
15.5
14.5
2.1
7.0
2018
2019
2020
2021
2022
2023
2024E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 67 locations, 12 states
- International, Class 5-8 – 57 locations, 12 states, 80% ownership of 13 locations in Canada
- Ford, Class 3-7 – 10 locations, 8 states
- Hino, Class 5-7 – 34 locations, 9 states
- Isuzu, Class 4-5 – 29 locations, 14 states
- Blue Arc – 38 locations, 2 states
- Dennis Eagle, Class 7 – 17 locations, 4 states
- Blue Bird – 25 locations, 1 state
- Collins – 34 locations, 2 states
- IC Bus – 43 locations, 10 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 24 locations, 9 states
- Idealease – 27 locations, 12 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2023 U.S. Class 8 market share – 6.2%
- 2023 Canadian Class 8 market share – 1.6%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



Large Fleets
30-35%
6.2%
Mid-Size
Fleets
15-20%
Owner-
Operator
10-15%
Vocational
40-45%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2023 U.S. Class 4-7 market share – 5.1%
- 2023 Canadian Class 4-7 market share – 2.9%
- Vocational and specialty markets
- Ready-to-Roll® inventory
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.1%

RUSH TRUCK LEASING

- Full-service leasing and rental
- PacLease and Idealease franchises
- 66 locations in 22 states
- 10,000+ units in truck fleet, including cranes
- 2,200 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance


LEASING AND RENTAL REVENUE
Millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
$248
$236
$247
$322
$350
$353
2019
2020
2021
2022
2023
2024E

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HISTORICAL RESULTS

$ in Millions Except per Share Amounts	2020	2021	2022	2023	Nine Months ended 09/30/2023	Nine Months ended 09/30/2024
Revenue	$4,735.9	$5,126.1	$7,101.7	$7,925.0	$5,895.6	$5,795.2
Gross profit	$875.5	$1,092.3	$1,487.2	$1,593.1	$1,207.0	$1,161.3
Gross profit margin	18.5%	21.3%	20.9%	20.1%	20.8%	20.0%
Adjusted EBIT (1)*	$149.9	$314.8	$505.9	$459.1	$356.1	$299.6
Adjusted EBIT margin*	3.2%	6.1%	7.1%	5.8%	6.0%	5.2%
Net income	$114.9	$241.4	$391.4	$347.1	$269.0	$229.4
Adjusted net income (1)*	$114.9	$241.4	$381.6	$347.1	$269.0	$229.4
EPS (2)	$1.36	$2.78	$4.57	$4.15	$3.19	$2.81
Adjusted EPS (1)*	$1.36	$2.78	$4.45	$4.15	$3.19	$2.81

*Non-GAAP financial measure. See Appendix.
(1) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020 and August 28, 2023.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2020	2021	2022	2023	9/30/2023	9/30/2024
Total debt (GAAP)	$1,158,553	$1,082,187	$1,331,328	$1,687,482	$1,568,733	$1,815,461
Adjustments:						
Debt related to lease and rental fleet	($601,272)	($447,098)	($393,879)	($543,626)	($443,095)	($526,443)
Floor plan notes payable	($511,786)	($630,731)	($933,203)	($1,139,744)	($1,121,490)	($1,285,033)
Adjusted total debt (non-GAAP)	$45,495	$4,358	$4,246	$4,112	$4,148	$3,985
Cash and cash equivalents	($312,048)	($148,146)	($201,044)	($183,725)	($191,988)	($185,073)
Adjusted net (cash) debt*	($266,553)	($143,788)	($196,798)	($179,613)	($187,840)	($181,088)
Shareholders' equity	$1,268,037	$1,466,749	$1,744,491	$1,870,879	$1,899,612	$2,083,129
Adjusted invested capital*	$1,001,484	$1,322,961	$1,547,693	$1,691,266	$1,711,772	$1,902,041
Adjusted return on invested capital (1)*	14.7%	27.1%	35.2%	33.5%	30.6%	22.3%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods, the calculation is made using the previous twelve months' results.
*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2020	2021	2022	2023	Nine Months ended 09/30/2023	Nine Months ended 09/30/2024
Net cash provided by (used in) operating activities	$762,982	$422,346	$294,729	$295,713	$322,469	$311,922
Acquisition of property/equipment	($136,200)	($167,177)	($243,060)	($368,881)	($356,896)	($384,033)
Free cash flow*	$626,782	$255,169	$51,669	($73,168)	($34,427)	($72,111)
Adjustments:						
Draws (payments) on floor plan financing, net	($369,592)	$118,945	$273,906	$205,487	$185,065	$163,109
Acquisition of L&R Assets	$101,366	$117,130	$172,428	$269,634	$261,685	$285,404
Non-maintenance capital expenditures	($3,632)	$13,906	$23,421	$26,609	$29,815	$21,753
Adjusted FCF-Quarter	$354,924	$505,150	$521,424	$428,562	$442,138	$398,156

*Non-GAAP financial measure. See Appendix.

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RUSH ENTERPRISES



The
CUSTOMER
BOSS
POSITIVE ATTITUDE
FAIRNESS

Excellence
Productivity Fairness
Integrity Positive Attitude

December 2024

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Thousands Except per Share Amounts	2020	2021	2022	2023	Nine Months ended 09/30/2023	Nine Months ended 09/30/2024
Net income	$114,887	$241,415	$391,382	$347,055	$269,008	$229,401
Adjustment:						
Gain on equity investment	–	–	($9,788)	–	–	–
Adjusted Net Income* (1)	$114,887	$241,415	$381,594	$347,055	$269,008	$229,401
Diluted shares outstanding EPS	84,363	86,817	85,727	83,720	84,250	81,607
EPS (2)	$1.36	$2.78	$4.57	$4.15	$3.19	$2.81
Adjusted EPS* (2)	$1.36	$2.78	$4.57	$4.15	$3.19	$2.81

*Non-GAAP financial measure – see Appendix.
(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022.
Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020 and August 28, 2023.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2020	2021	2022	2023	Nine Months ended 9/30/2023	Nine Months ended 9/30/2024
Net Income	$114,887	$241,415	$391,382	$347,055	$269,008	$229,401
Adjusted Net Income*	$114,887	$241,415	$381,594	$347,055	$269,008	$229,401
Provision for Income Taxes	$36,936	$72,768	$119,471	$114,000	$87,277	$71,422
Interest expense	$9,014	$1,770	$19,124	$52,917	$37,415	$55,101
Depreciation and amortization	$57,456	$53,354	$55,665	$59,830	$44,731	$51,376
(Gain) Loss on sales of assets	($1,852)	($1,432)	($2,455)	($843)	$596	($690)
EBITDA*	$216,341	$367,375	$573,399	$572,959	$439,027	$406,610
Adjustments:						
Interest expense associated with floorplan notes payable	($8,078)	($795)	($11,785)	($54,022)	($38,197)	($55,614)
Adjusted EBITDA*	$208,263	$368,170	$561,614	$518,937	$400,830	$350,996
Depreciation and amortization	($57,456)	($53,354)	($55,665)	($59,830)	($44,731)	($51,376)
Adjusted EBIT*	$150,807	$314,816	$505,949	$459,107	$356,099	$299,620

*Non-GAAP financial measure

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